Exhibit A
REVOLVING PROMISSORY NOTE
U.S. $______________________            as of _________ ___, 2013

FOR VALUE RECEIVED, CORENERGY INFRASTRUCTURE TRUST, INC., a Maryland corporation, having an address of 4200 W. 115th Street, Suite 210, Leawood, Kansas 66211 (hereinafter referred to as “Maker”), promises to pay to _________________________ (hereinafter referred to as “Payee,” Payee and any and all other holders of this Note being hereinafter collectively referred to as “Holder”), at the Agent’s Office (as defined in the Credit Agreement) or such other place as Payee may designate in writing, the lesser of the principal sum of ____________________ AND NO/100 DOLLARS (U.S. $__________.00), or so much thereof as may be advanced pursuant to the Credit Agreement (defined herein), together with interest as provided in this note (this “Note”). All capitalized terms in this Note not otherwise defined herein shall be defined as set forth in the Credit Agreement (defined hereinafter). The terms of interest and repayment are as follows:

1.
Interest. From and after the date hereof (until maturity, adjustment or default as hereinafter provided), interest shall accrue on the principal amount of this Note which is outstanding from time to time at the rate or rates provided in that certain Revolving Credit Agreement dated of even date, among Maker, Payee, the guarantors party thereto, KeyBank National Association as Agent thereunder, the other lenders party thereto and KeyBanc Capital Markets (as hereafter amended, modified, restated, renewed or extended and in effect from time to time, hereinafter referred to as the “Credit Agreement”). Interest shall be computed as set forth in the Credit Agreement. Accrued but unpaid interest only shall be due and payable as set forth in the Credit Agreement, with a final payment on the Maturity Date.

2.
Principal. Principal shall be payable from time to time in the amounts and at the times provided in the Credit Agreement, with the entire outstanding principal balance hereunder becoming due and payable in full on the Maturity Date.

Notwithstanding any provisions in this Note, or in any instrument securing this Note, the total liability for payments legally regarded as interest shall not exceed the maximum limits imposed by applicable law, and any payment in excess of the amount allowed thereby shall, as of the date of such payment, automatically be deemed to have been applied to the payment of the principal evidenced hereby, or, if the principal has been fully repaid, shall be repaid to Maker upon demand. Any notation or record of Holder with respect to such required application which is inconsistent with the provisions of this paragraph shall be disregarded for all purposes and shall not be binding upon either Maker or Holder.
All sums payable under this Note shall be paid not later than 2:00 p.m. (Cleveland time) on the day when due in immediately available funds in lawful money of the United States of America. Whenever any payment to be made under this Note shall be stated to be due on a day other than a

Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of payment of interest.
All payments under this Note shall be made to Holder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or any taxing or other authority therein as and to the extent provided for in the Credit Agreement.
At the option of Holder, upon the occurrence and during the continuance of an Event of Default and subject to the provisions of the Credit Agreement, the entire principal amount outstanding under this Note, together with all accrued interest thereon and all other sums due under this Note, may be declared to be immediately due and payable in full, whereupon they shall become immediately due and payable in full, without further notice or demand. Failure to exercise such option shall not constitute a waiver of the right to exercise such option if an Event of Default has occurred and is continuing. Upon the occurrence of an Event of Default, Maker shall pay Holder all reasonable expenses and costs of collection, including, but not limited to, court costs and reasonable attorney’s fees and disbursements as and to the extent provided for in the Credit Agreement. Time is of the essence of this Note.
To the extent permitted by applicable law and to the extent provided in the Credit Agreement, any amount of principal of this Note which is not paid when due after the passage of any cure period (whether at stated maturity, acceleration or otherwise) and any amount of interest under this Note which is not paid when due after the passage of any cure period, shall bear interest, from the date on which such overdue amount shall have become due and payable by Maker until payment in full (whether before or after judgment), payable on demand, at the Default Rate.
Maker may prepay the outstanding principal amount of this Note, or a portion thereof, only in accordance with the terms of the Credit Agreement. To the extent provided in the Credit Agreement, amounts so prepaid may be subject to reborrowing.
The obligations of the Maker under this Note and the Credit Agreement are secured by the Collateral. From time to time, without affecting the obligation of Maker or any sureties, guarantors, endorsers, accommodation parties or other persons liable or to become liable on this Note to pay the outstanding principal balance of this Note and observe the covenants of Maker contained herein, without giving notice to or obtaining the consent of Maker or any such sureties, guarantors, endorsers, accommodation parties or other persons, and without liability on the part of Holder, Holder may, at the option of Holder, grant extensions or postponements of the time for payment of the outstanding principal balance, interest or any part thereof, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, release or accept a substitution of all or any Collateral, join in any extension or subordination agreement, agree in writing with Maker to modify the rate of interest or terms and time of payment of outstanding principal balance or period of amortization, if any, of this Note or change the amount of the monthly installments, if any, payable hereunder, or grant any other indulgence or forbearance whatsoever. No one or more of such actions shall constitute a novation.

Maker and all sureties, guarantors, endorsers and accommodation parties hereof and all other persons liable or to become liable on this Note hereby waive presentment, notice of dishonor, protest and notice of protest and any and all lack of diligence or delays in collection or enforcement of this Note. This Note shall be the joint and several obligation of Maker and all sureties, guarantors, endorsers, accommodation parties and all other persons liable or to become liable on this Note, and shall be binding upon them and their heirs, legal representatives, successors and assigns.
Each notice, demand, election or request provided for or permitted to be given pursuant to this Note shall be given in the manner provided in the Credit Agreement.
This Note is issued pursuant to, is entitled to the benefits of, is a “Note” as defined in, and is subject to the provisions of the Credit Agreement. In the event of any conflict between the terms of this Note and the Credit Agreement, the terms of the Credit Agreement shall control. The indebtedness evidenced by this Note is secured by, among other things, certain real property.
This Note may be transferred pursuant to and in accordance with the registration and other provisions of the Credit Agreement.
This Note and the obligations of Maker hereunder shall be governed by and interpreted and determined in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).
MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF NEW YORK OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF NEW YORK, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. MAKER AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO MAKER AT THE ADDRESS SET FORTH ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT HOLDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST MAKER, AND AGAINST ANY PROPERTY OF MAKER, IN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF MAKER AND HOLDER HEREUNDER OR THE SUBMISSION HEREIN MADE BY MAKER TO PERSONAL JURISDICTION WITHIN THE STATE OF NEW YORK.

This Note may not be amended, modified, or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.
Whenever used herein, the words “Maker,” “Payee” and “Holder” shall be deemed to include their respective heirs, legal representatives, successors and assigns.

[EXECUTION ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered as of the date first above written.

MAKER:
CORENERGY INFRASTRUCTURE TRUST, INC., a Maryland corporation
By:
Name:
Title:

Exhibit B
Compliance Certificate
[on Borrower’s letterhead]

To:    KeyBank National Association, as Administrative Agent
1200 Abernathy Road, N.E. - Suite 1550
Atlanta, Georgia 30328
Attn: Daniel Silbert

Re:    Compliance Certificate dated

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit Agreement, dated as of May ____, 2013, as amended from time to time (the “Loan Agreement”), among CorEnergy Infrastructure Trust, Inc. (“Borrower”), the guarantors party thereto, certain lenders party thereto and KeyBank National Association, as Agent. Capitalized terms used in this Compliance Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein.
Pursuant to Section 7.4(c) of the Loan Agreement, the undersigned Principal Financial Officer of Borrower hereby certifies that:
1.    The financial information of Borrower furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP [(other than the inclusion of footnotes)] and fairly presents in all material respects the financial condition of Borrower and its Subsidiaries [(subject to year end adjustments)].
2.    Such officer has reviewed the terms of the Loan Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Borrower during the accounting period covered by the financial statements delivered pursuant to Section 7.4 of the Loan Agreement.
3.    Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action the Loan Parties have taken, are taking, or propose to take with respect thereto. Without limiting the generality of the foregoing, the Loan Parties are in compliance with the covenants contained in Section 8.6, if applicable, and Section 9 of the Loan Agreement as demonstrated on Schedule 3 hereof.

B-1

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this _____ day of _______________, ________.

Name:

Title:

B-2

Exhibit C
FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). It is understood and agreed that the rights and obligations of the Assignors and the Assignees hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified in items below (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and Swing Line loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

1.    Assignor[s]:        ________________________________

________________________________

2.	Assignee[s]: ________________________________

________________________________
[for each Assignee, indicate [Affiliate] of [identify Lender]

3.	Borrower: CorEnergy Infrastructure Trust, Inc.

4.	Agent: KeyBank National Association, as the agent under the Credit Agreement

5.
Credit Agreement:    That certain Revolving Credit Agreement dated as of May ____, 2013 among, the Guarantors (as defined therein) party thereto from time to time, the Lenders parties thereto, and KeyBank National Association, as the Agent.

6.	Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

[7.    Trade Date:        ______________]

[Signature page follows]

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY THE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:___________________________
Title:

ASSIGNEE]
[NAME OF ASSIGNEE]

By:___________________________
Title:

[Consented to and] Accepted:

KeyBank National Association, a national banking association, as Agent

By:
Name:
Title:

CorEnergy Infrastructure Trust, Inc.

By:
Name:
Title:

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under §18 of the Credit Agreement (subject to such consents, if any, as may be required under § 27 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to §7.4 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) if it is a foreign lender (as contemplated by §18.11 of the Credit Agreement), attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action

Annex(1)- C-1

under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York, without regard to the conflict of laws principles thereof.

Annex(1) C-2

Exhibit D
Form of Loan Request
KeyBank National Association
1200 Abernathy Road, N.E. - Suite 1550
Atlanta, Georgia 30328
Attn: Daniel Silbert

Ladies and Gentlemen:
Pursuant to the provisions of §2.5 of the Revolving Credit Agreement dated as of May ____, 2013 (together with all amendments, modifications, restatements, and supplements thereto, the “Credit Agreement”) among CorEnergy Infrastructure Trust, Inc.; the Guarantors from time to time party thereto; KeyBank National Association (the “Agent”); and the other Lenders party thereto, the undersigned hereby certifies as follows (all capitalized terms not otherwise defined herein shall have the meanings ascribed thereto under the Credit Agreement):
a.    Loan. The Borrower hereby requests the following Loan:
Principal Amount:        $
Type (LIBOR Rate Loan or
Base Rate Loan):
Drawdown Date:
Interest Period (if LIBOR
Rate Loan is selected):
by wire transfer to the Advance Account.
b.    Use of Proceeds. Such Loan shall be used for a purpose permitted by §2.7 of the Credit Agreement.
c.    No Default. The undersigned officer of Borrower certifies that no Default or Event of Default has occurred and is continuing, except as may be disclosed in an attachment to this Loan Request.
d.    Representations True. Each of the representations and warranties made by the Loan Parties contained in the Loan Documents is true in all material respects at and as of the Drawdown Date for the Loan requested hereby (except to the extent of changes resulting from transactions not prohibited by the Loan Documents, or except to the extent that such representations and warranties relate expressly to an earlier date, in which latter case such representations and warranties are true in all material respects as of such earlier date).

D-1

e.    Other Conditions. All other conditions to the making of the Loan requested hereby set forth in §11 of the Credit Agreement have been satisfied.

D(1)-2
6236829

IN WITNESS WHEREOF, Borrower has executed this Loan Request as of this _____ day of ___________________, 20_____.
CORENERGY INFRASTRUCTURE TRUST, INC.

By:
Name:
Title:

D-3

Exhibit E
Form of Borrowing Base Certificate

CERTIFICATE DATE:

To:	KeyBank National Association, as Agent
1200 Abernathy Road, N.E. - Suite 1550
Atlanta, Georgia 30328

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit Agreement, dated as of May ____, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) among CorEnergy Infrastructure Trust, Inc., the Guarantors party thereto from time to time, KeyBank National Association (the “Agent”) on behalf of itself and the other Lenders party thereto (all capitalized terms not otherwise defined herein shall have the meanings ascribed thereto under the Credit Agreement).

The undersigned Principal Financial Officer of Borrower, in his capacity as such, hereby certifies and warrants to the Agent and the Lenders as follows:

I.
The undersigned is a duly qualified and acting Principal Financial Officer of Borrower and is familiar with the financial statements and financial affairs of Borrower and the other Loan Parties. The undersigned is authorized to execute this Borrowing Base Certificate on behalf of Borrower.

II.	Attached hereto as Schedule 1 are true and correct computations of the Borrowing Base under the Credit Agreement as of the date set forth below.

Borrower, on behalf of each Loan Party, further represents and warrants to the Agent and the Lenders that the representations and warranties contained in §6 of the Credit Agreement are true and correct in all material respects on and as of the date of this Borrowing Base Certificate as if made on and as of the date hereof (except to the extent of changes resulting from transactions not prohibited by the Loan Documents, or except to the extent that such representations and warranties relate expressly to an earlier date, in which latter case such representations and warranties are true and correct in all material respects as of such earlier date), and that no Default or Event of Default has occurred and is continuing, except as disclosed in an attachment to this Borrowing Base Certificate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Borrower has caused this Borrowing Base Certificate to be executed and delivered on this ___ day of __________, 20____.

CORENERGY INFRASTRUCTURE TRUST, INC. By: Name: Its:

Schedule 1 to Borrowing Base Certificate

EXHIBIT F

PATRIOT ACT AND OFAC TRANSFEREE AND
ASSIGNEE IDENTIFYING INFORMATION FORM

1.    Patriot Act Checklist

ADDITIONAL LENDER REQUIRED INFORMATION
Name:
Identification (a) (US Company) TIN (b) (Non-US) Gov’t issued document certifying existence	(a) ______________ (b) _____________
Phone Number
BUSINESS REPRESENTATIVE REQUIRED INFORMATION PERSON WHO WILL EXECUTE DOCUMENTS
Name
Residential Address
Date of Birth
Form of Identification (a) (US Citizen) Social Security Number (b) (No-US) TIN, Passport Number (country of issuance, number & date), or Alien Identification Number	(a) ____________ (b) ____________

2.    OFAC Checklist:

Name:
Co-Lenders
General Partner/Managing Member/Trustee
Limited Partners/Members/Beneficiaries

F-1

F-2

Exhibit G
Form of Joinder Agreement (Guarantor)

THIS JOINDER AGREEMENT (“Joinder Agreement”) is executed as of _______________ _____, 20_____, by ____________________, a ________________(“Joining Party”), and delivered to KeyBank National Association (“KeyBank”), as Agent, pursuant to §5.1(a) of the Revolving Credit Agreement dated as of May ____, 2013 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), among CorEnergy Infrastructure Trust, Inc., the Guarantors from time to time a party thereto, KeyBank, for itself and as the Agent, and the other Lenders from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Credit Agreement.
RECITALS
(A)Joining Party is required, pursuant to §5.1(a) of the Credit Agreement, to become an additional Guarantor under the Credit Agreement and a party to all the other Loan Documents to which any such existing Guarantor is a party, including, without limitation, the Credit Agreement and the guaranty provisions thereof.
(B)Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Credit Agreement.
NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Joining Party agrees as follows:
AGREEMENT
1.Joinder. By this Joinder Agreement, the Joining Party hereby becomes a “Guarantor” under the Credit Agreement and agrees to be jointly and severally liable for all the Obligations of a Guarantor now or hereafter incurred under the Credit Agreement and the other Loan Documents. Joining Party agrees that Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a Guarantor under the Credit Agreement and the other Loan Documents, including, without limitation, the terms and provisions of §34 of the Credit Agreement.
2.Representations and Warranties of Joining Party. Joining Party represents and warrants to Agent and Lenders that, as of the Effective Date (as defined below), except as disclosed in writing by Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Credit Agreement), the representations and warranties made by Joining Party as a Guarantor under the Credit Agreement are true and correct in all material respects as applied to Joining Party as a Guarantor on and as of date hereof (except to the extent such representations and warranties expressly relate to an earlier date). As of the Effective Date, Joining Party hereby

G-1

represents and warrants that no Default or Event of Default shall be caused by the joinder of it provided for hereunder.
3.Further Assurances. Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request to evidence its joinder as a Guarantor under the Loan Documents.
4.GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).
5.The effective date (the “Effective Date”) of this Joinder Agreement is __________ ___, 20___.
IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the Effective Date.

JOINING PARTY

__________________________________,

a ________________________________

By:_________________________________
Name: ______________________________
Title: _______________________________

ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION, as Agent

By: ____________________________
Name: __________________________
Title: ___________________________

G-2